SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

                    Date of Report - March 25, 1996

                   CODORUS VALLEY BANCORP, INC.
         (Exact name of registrant as specified in its charter)



   Pennsylvania                    0-15536           23-2428543
----------------------------    ----------------    ------------
(State or other jurisdiction    (Commission File    (IRS Employer
   of incorporation)                Number)
Identification
                                                       Number)



       One Manchester Street
      Glen Rock, Pennsylvania                          17327
---------------------------------------              ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number including area code:  (215) 235-
6871
                                                    -------------
-
                           N/A
_________________________________________________________________
  (Former name or former address, if changed since last report)

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.


Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            The Registrant hereby files its amended Articles of Incorporation and amended Bylaws. See Item 7 and
            Exhibits 3(i) and 3(ii) below.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.

            Exhibits:

            3(i)   Amended Articles of Incorporation of the
                   Registrant

            3(ii)  Amended Bylaws of the Registrant

Item 8.     Change in Fiscal Year.

            Not Applicable.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CODORUS VALLEY BANCORP, INC.
                                  (Registrant)


Dated: March 25, 1996             /s/ Larry J. Miller
                                  _______________________________
                                  Larry J. Miller, President
                                  and Chief Executive Officer
                                  (Principal Executive Officer)